UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 Your Vote Counts! MICROSOFT CORPORATION 2025 Annual Meeting Vote by December 4, 202511:59 PM ET V79585-P37719 You invested in MICROSOFT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on December 5, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 21, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 5, 2025 8:30 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/MSFT25 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Voting Items Board Recommends V79586-P37719 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors: 1a. Reid G. Hoffman For 1b. Hugh F. Johnston For 1c. Teri L. List For 1d. Catherine MacGregor For 1e. Mark A. L. Mason For 1f. Satya Nadella For 1g. Sandra E. Peterson For 1h. Penny S. Pritzker For 1i. John David Rainey For 1j. Charles W. Scharf For 1k. John W. Stanton For 1l. Emma N. Walmsley For 2. Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”) For 3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026 For 4. Approval of the Microsoft Corporation 2026 Stock Plan For 5. European Security Program Censorship Risk Audit Against 6. Report on Risks of Censorship in Generative Artificial Intelligence Against 7. Report on AI Data Usage Oversight Against 8. Report on Data Operations in Human Rights Hotspots Against 9. Report on Human Rights Due Diligence Against 10. Report on AI and Machine Learning Tools for Oil and Gas Development and Production Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V79586-P37719

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 ** 11 MICROSOFT CORPORATION THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 12/05/25 at 08:30 A.M. PST Make your vote count. Vote must be received by 12/04/2025 to be counted. 0123 4567 8192 1239 Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Annual Report, Notice & Proxy Statement VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION MICROSOFT CORPORATION The Board recommends you vote FOR the following director nominee(s):1a through 11 For Against Abstain 1a. Election of Director: Reid G. Hoffman 1b. Election of Director: Hugh F. Johnston 1c. Election of Director: Teri L. List 1d. Election of Director: Catherine MacGregor 1e. Election of Director: Mark A. L. Mason 1f. Election of Director: Satya Nadell a 1g. Election of Director: Sandra E. Peterson 1h. Election of Director: Penny S. Pritzker 1i. Election of Director: John David Rainey 1j. Election of Director: Charles W. Scharf 1k. Election of Director: John W. Stanton 11. Election of Director: Emma N. Walmsley The Board recommends you vote FOR the following proposal (s): 2, 3 and 4 For Against Abstain 2. Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”) 3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026 4. Approval of the Microsoft Corporation 2026 Stock Plan The Board recommends you vote AGAINST the following proposal(s):5 through 10 For Against Abstain 5. European Security Program Censorship Risk Audit 6. Report on Risks of Censorship in Generative Artificial Intelligence 7. Report on AI Data Usage Oversight 8. Report on Data Operations in Human Rights Hotspots 9. Report on Human Rights Due Diligence 10. Report on AI and Machine Learning Tools for Oi 1 and Gas Development and Production “NOTE” Such other business as may properly come before the meeting or any adjournment thereof. 0123 4567 8192 1239 12105/25 123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOX] Date 594918104 *****ACCOUNT P37688-01S GS2 0003250152_1 R2.09.05.010 f02172 11

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Important NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 1 of 2 2 2 MICROSOFT CORPORATION THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 12/05/25 at 08:30 A.M. PST Make your vote count. Vote must be received by 12/04/2025 to be counted. 0123 4567 8192 1239 Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Annual Report, Notice & Proxy Statement VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. Page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION MICROSOFT CORPORATION The Board recommends you vote FOR the following director nominee(s):1a through 11 For Against Abstain 1a. Election of Director: Reid G. Hoffman 1b. Election of Director: Hugh F. Johnston 1c. Election of Director: Teri L. List 1d. Election of Director: Catherine MacGregor 1e. Election of Director: Mark A. L. Mason 1f. Election of Director: Satya Nadell a 1g. Election of Director: Sandra E. Peterson 1h. Election of Director: Penny S. Pritzker 1i. Election of Director: John David Rainey 1j. Election of Director: Charles W. Scharf 1k. Election of Director: John W. Stanton 11. Election of Director: Emma N. Walmsley The Board recommends you vote FOR the following proposal (s): 2, 3 and 4 For Against Abstain 2. Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”) 3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026 4. Approval of the Microsoft Corporation 2026 Stock Plan The Board recommends you vote AGAINST the following proposal(s):5 through 10 For Against Abstain 5. European Security Program Censorship Risk Audit 6. Report on Risks of Censorship in Generative Artificial Intelligence 7. Report on AI Data Usage Oversight 8. Report on Data Operations in Human Rights Hotspots 9. Report on Human Rights Due Diligence 10. Report on AI and Machine Learning Tools for Oi 1 and Gas Development and Production “NOTE” Such other business as may properly come before the meeting or any adjournment thereof. HOUSEHOLDING ELECTION- Please indicate if you consent to receive certain future investor communications in a single package per household. Yes No 0123 4567 8192 1239 12105/25 123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOX] Date 594918104 *****ACCOUNT P37688-01S GS2 0003250152_1 R2.09.05.010 f02172 11

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS CHHJ BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 2 of 2 3 2 Page 2 of 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as” Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. P37688-01S HHSTS4 V2.0